SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                    Date of Report
                    (Date of earliest
                    event reported):        April 24, 2003


                            Oshkosh Truck Corporation
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                      1-31371                    39-0520270
---------------               ---------------               ------------
(State or other              (Commission File              (IRS Employer
jurisdiction of                   Number)                Identification No.)
incorporation)


                     P.O. Box 2566, Oshkosh, Wisconsin 54903
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (920) 235-9151
                          -----------------------------
                         (Registrant's telephone number)



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Item 7.   Financial Statements and Exhibits.
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          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits. The following exhibits are being filed herewith:

               (99.1) Oshkosh Truck Corporation Press Release dated
                      April 24, 2003.

               (99.2) Script for conference call held April 24, 2003.

Item 9.   Regulation FD Disclosure (Information Being Provided Under Item 12).
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     On April 24, 2003, Oshkosh Truck Corporation (the "Company") issued a press release (the "Press Release") announcing its earnings for the second quarter ended March 31, 2003, its outlook for fiscal 2003 and a quarterly dividend. A copy of such press release is filed as Exhibit 99.1 and is incorporated by reference herein.

     On April 24, 2003, the Company held a conference call in connection with the Company's announcement of its earnings for the second quarter ended March 31, 2003. A copy of the script (the "Script") for such conference call is filed as Exhibit 99.2 and is incorporated by reference herein. An audio replay of such conference call and the related question and answer session will be available for thirty days on the Company's web site at www.oshkoshtruck.com.

     The information, including without limitation all forward-looking statements, contained in the Press Release and the Script or provided in the conference call and related question and answer session speaks only as of April 24, 2003. The Company has adopted a policy that if the Company makes a determination that it expects the Company's earnings per share for future periods for which projections are contained in the Press Release and the Script or provided in the conference call and related question and answer session to be lower than those projections, then the Company will publicly disseminate that fact. The Company's policy also provides that if the Company makes a determination that it expects the Company's earnings per share for future periods to be at or above the projections contained in the Press Release and the Script, then the Company does not intend to publicly disseminate that fact. Except as set forth above, the Company assumes no obligation, and disclaims any obligation, to update information contained in the Press Release and the Script or provided in the conference call and related question and answer session. Investors should be aware that the Company may not update such information until the Company's next quarterly conference call, if at all.

     The Press Release and the Script contain, and representatives of the Company made, during the conference call and the related question and answer session, statements that the Company believes to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact included in the Press Release and the Script or made during the conference call and related question and answer session, including, without limitation, statements regarding the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "estimates," "anticipate," "believe," "should" or "plans," or the

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negative thereof or variations thereon or similar terminology. The Company cannot provide any assurance that such expectations will prove to have been correct. Important factors that could cause actual results to differ materially from the Company's expectations include, without limitation, the following:

          Accuracy of Assumptions. The expectations reflected in the forward-looking statements, in particular those with respect to projected sales, costs, earnings and debt levels, are based in part on certain assumptions made by the Company, some of which are referred to in, or as part of, the forward-looking statements. Such assumptions include, without limitation, no economic recovery or new recession in U.S. and European economies; the Company's estimates for concrete placement activity, housing starts and mortgage rates; the Company's expectations as to timing of receipt of sales orders and payments and execution and funding of defense contracts; the Company's ability to achieve cost reductions; the anticipated level of margins associated with the Medium Tactical Vehicle Replacement ("MTVR") contract and a related MTVR wrecker variant contract; the anticipated level of sales associated with defense parts, international defense truck contracts and the Family of Heavy Tactical Vehicles ("FHTV") contract; the Company's planned spending on product development and bid and proposal activities with respect to defense truck procurement competitions and the outcome of such competitions; the expected level of commercial "package" body and chassis sales compared to "body-only" sales; the Company's estimates for capital expenditures of municipalities for fire and emergency and refuse products, of airports for fire and rescue products and of commercial waste haulers; the expected level of operating income of the Geesink Norba Group; the Company's ability to sustain market share gains by its fire and emergency and refuse products businesses; anticipated levels of sales of, and capital expenditures associated with, the Revolution(TM) composite mixer drum; the Company's estimates for costs relating to insurance, steel, litigation, the Sarbanes-Oxley Act and related matters and investments in people and services; and the Company's estimates for debt levels, interest rates and working capital needs. The Company cannot provide any assurance that the assumptions referred to in the forward-looking statements or otherwise are accurate or will prove to have been correct. Any assumptions that are inaccurate or do not prove to be correct could have a material adverse effect on the Company's ability to achieve results that the forward-looking statements contemplate.

          Cyclical Markets. A further decline beyond current assumptions in overall customer demand in the Company's cyclical commercial or fire and emergency markets could have a material adverse effect on the Company's operating performance. The ready-mix concrete market that the Company serves is highly cyclical and impacted by the strength of the economy generally, by prevailing mortgage and other interest rates, by the number of housing starts and by other factors that may have an effect on the level of concrete placement activity, either regionally or nationally. The U.S. and European economies generally remain weak. In particular, the concrete placement industry continues to experience a downturn, which is materially and adversely affecting the net sales, profitability and cash flows of suppliers to the concrete placement industry, including the Company. In addition, customers of the Company such as municipalities and commercial waste haulers have been reducing their expenditures for fire and emergency and refuse equipment. The Company cannot provide any assurance that these downturns will not continue or become more severe.

          Government Contracts. The Company is dependent on U.S. and foreign government contracts for a substantial portion of its business. That business is subject to the following

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     risks, among others, that could have a material adverse effect on the
     Company's operating performance:

          o The Company's business is susceptible to changes in the U.S. and the U.K. defense budgets, which may reduce revenues that the Company expects from its defense business.

          o The U.S. government may not appropriate funding that the Company expects for its U.S. government contracts, which may prevent the Company from realizing revenues under current contracts.

          o Most of the Company's government contracts, including its contract for the MTVR program, are fixed-price contracts, and the Company's actual costs may exceed its projected costs, which could result in lower profits or net losses under these contracts.

          o The Company is required to spend significant sums on product development and testing, bid and proposal activities and pre-contract engineering, tooling and design activities in competitions to have the opportunity to be awarded these contracts.

          o Competitions for the award of defense truck contracts are intense, and the Company cannot provide any assurance that it will be successful in the defense truck procurement competitions in which it participates.

          o Certain of the Company's government contracts could be suspended or terminated or could expire in the future and not be replaced, which could reduce expected revenues from these contracts.

          o The Company's government contracts are subject to audit, which could result in adjustments of the Company's costs and prices under these contracts.

          Completion and Financing of Acquisitions. A substantial portion of the Company's growth in the past seven years has come through acquisitions, and the Company's growth strategy is based in part upon acquisitions. The Company may not be able to identify suitable acquisition candidates, obtain financing for future acquisitions or complete future acquisitions, which could adversely affect the Company's future growth. The Company's credit facility also contains restrictive covenants that may limit the Company's ability to take advantage of business opportunities, including acquisitions. The Company may not be able to integrate or operate profitably businesses the Company acquires in the future. Any such future acquisitions could be dilutive to the Company's earnings per share. The Company's level of indebtedness may increase in the future if the Company finances acquisitions with debt, which would cause the Company to incur additional interest expense and could increase the Company's vulnerability to general adverse economic and industry conditions and limit the Company's ability to obtain additional financing. If the Company issues shares of its stock as currency in any future acquisitions, then the Company's earnings per share may be diluted as a result of the issuance of such stock.

          International Business. For the fiscal year ended September 30, 2002, approximately 12% of the Company's net sales were attributable to products sold outside of the United States, and expanding international sales is a part of the Company's growth strategy. International

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     operations and sales are subject to various risks, including political, religious and economic instability, local labor market conditions, the imposition of foreign tariffs and other trade barriers, the impact of foreign government regulations and the effects of income and withholding taxes, governmental expropriation and differences in business practices. The Company may incur increased costs and experience delays or disruptions in product deliveries and payments in connection with international manufacturing and sales that could cause loss of revenues and earnings. Unfavorable changes in the political, regulatory and business climate could have a material adverse effect on the Company's financial condition, profitability and cash flows.

          Foreign Currency Fluctuations. The results of operations and financial condition of the Company's subsidiaries that conduct operations in foreign countries will be reported in the relevant foreign currencies and then translated into U.S. dollars at the applicable exchange rates for inclusion in the Company's consolidated financial statements, which are stated in U.S. dollars. In addition, the Company has certain firm orders in backlog that are denominated in U.K. Pound Sterling and certain agreements with subcontractors denominated in U.K. Pounds Sterling and Euros, which will subject the Company to foreign currency transaction risk to the extent they are not hedged. The exchange rates between many of these currencies and the U.S. dollar have fluctuated significantly in recent years and may fluctuate significantly in the future. Such fluctuations, in particular those with respect to the Euro and the U.K. Pound Sterling, may have a material effect on the Company's financial condition, profitability and cash flows and may significantly affect the comparability of the Company's results between financial periods.

          Interruptions in the Supply of Parts and Components. The Company may in the future experience significant disruption or termination of the supply of some of the Company's parts, materials, components and final assemblies that the Company obtains from sole source suppliers or subcontractors or incur a significant increase in the cost of these parts, materials, components or final assemblies. Such disruptions, terminations or cost increases could delay sales of the Company's trucks and truck bodies and could result in a material adverse effect on the Company's financial condition, profitability and cash flows.

          Competition. The Company operates in highly competitive industries. Several of the Company's competitors have greater financial, marketing, manufacturing and distribution resources than the Company. The Company's products may not continue to compete successfully with the products of competitors, and the Company may not be able to retain or increase its customer base or to improve or maintain its profit margins on sales to its customers, all of which could adversely affect the Company's financial condition, profitability and cash flows.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's filings with the Securities and Exchange Commission.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        OSHKOSH TRUCK CORPORATION



Date:  April 24, 2003                   By: /s/ Charles L. Szews
                                           -------------------------------------
                                             Charles L. Szews
                                             Executive Vice President and
                                                Chief Financial Officer



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

                            OSHKOSH TRUCK CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                              Dated April 24, 2003


Exhibit
Number
------

(99.1)     Oshkosh Truck Corporation Press Release dated April 24, 2003.

(99.2)     Script for conference call held April 24, 2003.



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